DEAR FELLOW SHAREHOLDERS:

     The economic expansion we have experienced over the past decade lost considerable momentum during the first half of 2001, and there is now a real risk of a recession in the coming months. Recent corporate results have been very disappointing, and analysts have repeatedly lowered earnings expectations for the balance of the year. In response to these developments, the Federal Reserve has reduced interest rates six times so far this year, and more cuts are anticipated.

     We are pleased to report that against this unsettling investment backdrop, EIS Fund has produced an excellent total return over the past six months of more than 11 percent, based on appreciation and reinvestment of dividends. These results are directly due to the Fund's longstanding policy of maintaining only high quality corporate and government bonds combined with low portfolio turnover and moderate investment management expenses.

     As you know, EIS Fund has historically sold at a market price that is lower than its Net Asset Value. This "discount" has generally been within industry norms for closed-end funds. Furthermore, since most of our shareholders benefited from this discount when they purchased their shares, we consider it at worst a moot point and arguably a modest benefit to long-term investors. Nevertheless, certain shareholders have suggested that the Fund should endeavor to reduce the prevailing discount by increasing our dividend to an artificially high level, far in excess of the portfolio's income. These dissident shareholders have also suggested large buy-backs of EIS stock in order to temporarily inflate the market price. This same minority faction recently solicited shareholders to remove the present Board of Directors, but received only a small percentage of votes in support of the proposal. In addition, another shareholder refused to vote a large block of stock, which significantly impeded the Fund's ability to achieve a quorum at its regular Annual Meeting. As a result, the Fund must now incur the unnecessary expense of holding a new Annual Meeting and election this September.

     The Board believes that the only cost-effective way of eliminating the discount is to liquidate the Fund in its entirety. Accordingly, you will soon have an opportunity to vote on a plan of liquidation, which the Board of Directors has put on the proxy as a means of allowing shareholders to determine the future of the Fund. As I mentioned earlier, the Board of Directors considers this discount to be a non-issue, but will of course implement the liquidation plan forthwith, if the requisite two-thirds of shares vote in favor of it.

     If shareholders vote to continue EIS Fund and maintain the current Directors, we will make sure that your Fund is managed with the same conservative investment principles that have guided the Fund over the past quarter of a century. We urge all shareholders to vote in this important matter.

     Finally, I would like to take this opportunity to thank Townsend Brown, II, who retired from his post of Chairman and President of the Fund last April, after nine years of service. We are grateful for his dedication and keen insight, and we hope that he remains on the Board of Directors for many years to come.

     Thank you for your confidence and support.

                                                    Sincerely,

                                                    Perry W. Skjelbred
                                                    Chairman and President
July 31, 2001

EIS Fund

SCHEDULE OF INVESTMENTS
June 30, 2001 (Note 1)

U.S. GOVERNMENT AND FEDERAL                    Moody's
AGENCIES OBLIGATIONS--46.72%                   Rating**      Face Amount        Cost*           Value
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  6%, 3/1/28                                      (1)        $ 2,431,000     $ 2,391,116     $ 2,336,013
Government National Mortgage Assn.,
  6%, 7/20/27                                     (1)            197,888         198,847         203,378
  6%, 11/20/28                                    (1)          2,531,229       2,493,656       2,443,400
  7%, 5/15/22                                     (1)            179,491         179,267         181,260
  7%, 4/15/23                                     (1)          2,048,925       2,050,206       2,069,115
  7%, 5/15/23                                     (1)            408,460         407,247         412,485
  7%, 3/15/24                                     (1)            936,322         926,374         945,549
  7%, 7/20/29                                     (1)          3,272,917       3,228,042       3,291,873
  7.50%, 12/15/25                                 (1)            445,603         444,907         457,374
  8%, 8/15/24                                     (1)            501,452         498,710         519,896
  8%, 1/15/25                                     (1)            386,023         373,236         400,221
  8%, I, 4/15/30                                  (1)            636,962         640,545         660,390
  8%, II, 3/20/30                                 (1)          1,335,886       1,345,487       1,380,429
  8%, II, 4/20/30                                 (1)          1,303,488       1,309,598       1,346,952
  8.50%, 7/15/17                                  (1)            354,873         363,910         370,809
  8.50%, 5/15/21                                  (1)            132,759         136,140         138,720
  10%, 1/15/18                                    (1)            321,165         348,515         336,203
U.S. Treasury Bond,
  7.25%, 5/15/16                                  (1)          1,000,000         975,000       1,137,906
                                                             -----------     -----------     -----------
                                                              18,424,443      18,310,803      18,631,973
                                                             -----------     -----------     -----------

BONDS AND NOTES--15.68%
--------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust,
  6.64%, 9/17/10                                  Aaa          1,000,000       1,012,969       1,006,313
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                                  Aaa          2,000,000       1,978,500       2,155,624
Nationslink Funding Corp.,
  6.476%, 7/20/08                                 Aaa          1,000,000       1,014,414       1,000,894
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                                   Aa2          2,000,000       1,988,600       2,089,558
                                                             -----------     -----------     -----------
                                                               6,000,000       5,994,483       6,252,389
                                                             -----------     -----------     -----------
SHORT-TERM HOLDINGS--37.60%
--------------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                        1,800,000       1,800,000       1,800,000
Federal Home Loan Banks, Disc. Note 7/2/01                     2,000,000       1,992,868       1,992,868
Federal Home Loan Banks, Disc. Note 7/16/01                    8,000,000       7,967,911       7,967,911
Federal Home Loan Banks, Disc. Note 7/27/01                    2,000,000       1,992,231       1,992,231
Fidelity Treasury Cash Portfolio                               1,243,055       1,243,055       1,243,055
                                                             -----------     -----------     -----------
                                                              15,043,055      14,996,065      14,996,065
                                                             -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                              $39,467,498     $39,301,351     $39,880,427
                                                             ===========     ===========     ===========

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

EIS Fund

June 30, 2001 (Note 1)

The aggregate market value at June 30, 2001 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
    ---------------   -----------        -------
    Aaa (1)           $22,794,804          91.60
    Aa2                 2,089,558           8.40
                      -----------        -------
    Total             $24,884,362         100.00
                      ===========        =======

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                    $   716,923
    Aggregate gross unrealized
      depreciation                       (137,847)
                                      -----------
  Net unrealized appreciation         $   579,076
                                      ===========
Cost for Federal Income Tax
Purposes                              $39,301,351
                                      ===========
**Credit ratings are unaudited.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001

ASSETS:
------------------------------
Investments (Note 1) in securities
  at value (identified
  cost $39,301,351):
  U.S. Government and
    Federal Agencies
    obligations         $18,631,973
  Bonds and notes         6,252,389
  Short-term holdings    14,996,065
                        -----------
    Total Investments                 $39,880,427
Cash                                        2,693
Interest receivable                       269,710
Prepaid expenses                           15,927
                                      -----------
    Total Assets                       40,168,757
                                      -----------
LIABILITIES:
------------------------------
Accrued advisory fee (Note 3)              40,630
Accrued operating expenses                126,218
                                      -----------
    Total Liabilities                     166,848
                                      -----------
Net Assets                            $40,001,909
                                      ===========
  NET ASSETS consist of:
  Undistributed net investment
    income                            $   118,029
  Accumulated net realized losses
    from investment transactions         (102,779)
  Unrealized appreciation on
    investments                           579,076
  Capital shares (Note 5)                  21,691
  Additional paid-in capital           39,385,892
                                      -----------
                                      $40,001,909
                                      ===========
Net Asset Value per share
  ($40,001,909 / 2,169,091 shares)         $18.44
                                      ===========

         The accompanying notes are an integral part of this statement.

EIS Fund

STATEMENT OF OPERATIONS
for the six months ended June 30, 2001
(Note 1)

INVESTMENT INCOME:
------------------------------
INCOME--Interest                       $ 1,338,866
EXPENSES:
  Investment advisory fee   $99,727
  Directors' fees and
    expenses                 19,745
  Officer's salary          204,142
  Postage and printing       16,390
  Professional fees         212,972
  Insurance                  10,369
  Transfer agent and
    registrar fees            4,987
  The New York Stock
    Exchange, Inc.--
    annual fee               10,917
  Miscellaneous              81,192
                         ----------
  Total expenses                           660,441
                                       -----------
  Investment Income--Net                   678,425
                                       -----------

REALIZED GAIN AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
------------------------------
Realized (loss) from
  security   transactions
  (excluding short-term
  securities):
  Proceeds from sales    $10,547,714
  Cost of sales           10,237,724
                          ----------
    Net realized loss                      309,990
Unrealized appreciation
  (depreciation)
  on investment securities:
 Beginning of period         663,466
 End of period               579,076
                          ----------
  Change in unrealized
    appreciation--net                      (84,390)
                                       -----------
Net realized (loss) and change
  in unrealized appreciation
  (depreciation) on investments            225,600
                                       -----------
Net increase in Net Assets
  Resulting from Operations            $   904,025
                                       ===========

STATEMENT OF CHANGES IN NET ASSETS

                         For the six     For the
                           months         year
                            ended         ended
                          June 30,      Dec. 31,
                            2001          2000
                         -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
 Investment income--
  net (Note 1)           $   678,425   $ 2,316,836
 Realized (loss)/gain
  on investments--net
  (Note 2)                   309,990      (139,067)
 Change in unrealized
  appreciation--net          (84,390)    1,516,089
                         -----------   -----------
 Net increase
  in net assets
  resulting from
  operations                 904,025     3,693,858
 Dividends to share-
  holders from:
  Investment income--
  net                       (542,273)   (2,279,870)
 Cost of shares
  purchased pursuant to
  Section 23 of the
  Investment Company
  Act of 1940 (Note 5)            --       (56,530)
                         -----------   -----------
 Total increase
  (decrease) in net
  assets                     361,752     1,357,458

NET ASSETS:
-----------------------
 Beginning of period      39,640,157    38,282,699
                         -----------   -----------
 End of period
  (including
  undistributed net
  investment income of
  $118,029 and $13,230
  in 2001 and 2000,
  respectively)          $40,001,909   $39,640,157
                         ===========   ===========

        The accompanying notes are an integral part of these statements.

EIS Fund

FINANCIAL HIGHLIGHTS

                                   For the
                                     six
                                   months                  For the year ended
                                    ended      -------------------------------------------
                                   6/30/01      2000        1999        1998        1997
                                   -------     -------     -------     -------     -------
Per Share Operating
  Performance:
Net asset value, beginning of
  period                           $ 18.28     $ 17.62     $ 18.78     $ 18.52     $ 18.23
                                   -------     -------     -------     -------     -------
  Net investment income                .31        1.07        1.03        1.06        1.08
  Net gain (loss) on securities
     (realized and unrealized)         .10         .63       (1.20)        .23         .38
                                   -------     -------     -------     -------     -------
Total from investment
  operations                           .41        1.70        (.17)       1.29        1.46
                                   -------     -------     -------     -------     -------
Less Dividends and
  Distributions:
Dividends from net investment
  income                               .25       (1.05)      (1.01)      (1.03)      (1.17)
                                   -------     -------     -------     -------     -------
Total dividends and
  distributions                        .25       (1.05)      (1.01)      (1.03)      (1.17)
                                   -------     -------     -------     -------     -------
  Treasury stock transaction            --         .01         .02          --         .00
                                   -------     -------     -------     -------     -------
Net asset value, end of period     $ 18.44     $ 18.28     $ 17.62     $ 18.78     $ 18.52
                                   =======     =======     =======     =======     =======
Market value per share, end of
  period                           $ 17.10     $15.875     $ 14.25     $ 16.56     $ 16.75
                                   =======     =======     =======     =======     =======

Total Investment Return:
Based on market value per share     11.18%      19.02%      (8.39%)      5.55%      14.51%
Ratios To Average Net Assets:
Expenses                             1.64%       1.06%       1.05%       0.97%       1.08%
Net investment income                1.68%       5.97%       5.60%       5.62%       5.89%
Supplemental Data:
Net assets at end of period
  (000 omitted)                    $40,002     $39,640     $38,283     $41,069     $40,490
Portfolio turnover rate             32.82%      15.87%      16.09%      15.88%       2.91%

         The accompanying notes are an integral part of this schedule.

EIS Fund

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

EIS Fund (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at June 30, 2001, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $102,779 expiring in varying amounts through December 31, 2008, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

EIS Fund
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2001
--------------------------------------------------------------------------------

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     The Advisor has informed the Company that it does not intend to renew the advisory agreement. The Company's Board is in the process of evaluating alternatives.

     Two officers of the Company are officers of United States Trust Company of New York.

     Mr. Alexander R. Powers, has been principal Investment Advisor since August 1997. Mr. Powers has been a managing director of the Fixed Income Division of United States Trust Company of New York since March 1998 and was Senior Vice President from August 1997 to March 1998.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended June 30, 2001, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $-0- and $7,654,736, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $-0- and $2,892,978, respectively.

(5) CAPITAL STOCK:

At June 30, 2001, 2,169,091 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 1997 the Company purchased 2,000 shares in the open market at a cost of $30,805. For the year ended December 31, 1999, the Company purchased 13,300 shares in the open market at a cost of $199,098. For the year ended December 31, 2000, the Company purchased 4,000 shares in the open market at a cost of $56,530.

EIS FUND
114 W. 47th Street, 14th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS
Townsend Brown II
Geoffrey J. O'Connor
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio

OFFICERS
Perry W. Skjelbred, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
  of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
Firstar Mutual Funds Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(800) 637-7549

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on EIS Fund, is published weekly by The Wall Street Journal and The New York Times.

             ------------------------------------------------------

                                     [LOGO]

                                      EIS
                                      Fund

                               Semi-Annual Report
                                 June 30, 2001

             ------------------------------------------------------

EIS Fund Audit Committee Charter
page 1

                         EXCELSIOR INCOME SHARES, INC.
                                d/b/a/ EIS Fund
                            Audit Committee Charter

ORGANIZATION

     There shall be a committee of the Board of Directors, selected and voted upon by the full Board of Directors of the EIS Fund, to be known as the Audit Committee. The members shall be all disinterested directors of the EIS Fund.

STATEMENT OF POLICY

     The Audit Committee oversees the financial reporting process for the EIS Fund. The Audit Committee must monitor the process and the results to assure accuracy of performance reporting and asset valuation. Both are key to providing shareholders and regulators adequate, meaningful information for decision making. Members of the Audit Committee must be knowledgeable and current regarding the accounting process and the control structure in place. Open communication with management, the independent auditors and the internal audit staff is essential.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The following listed committee responsibilities describe areas of attention in broad terms in order to provide flexibility.

* The Audit Committee's role is clearly one of overview and not of direct management of the audit process.

* Audit Committee members are responsible for a general understanding of the EIS Fund accounting systems and controls.

* The Audit Committee considers management's recommendations of the Fund's independent audit firms. Committee members continuously evaluate the independent audit firm's performance, costs, and financial stability. The Audit Committee will make recommendations to the full board of the selection of independent audit firms.

* The Audit Committee, working with the Fund's advisors is responsible for reviewing audit plans prepared by the Fund's independent auditors and the internal audit staff. Special attention is to be given by the committee to see that the two plans are coordinated.

* The Audit Committee is responsible for recording the minutes of all meetings and reporting all activity to the full board. The Audit Committee meets regularly with the Fund's counsel in order to be well informed on all legal issues having the possibility of impacting the financial reporting process or database. This would include items of industry wide importance and internal issues such as litigation.

EIS Fund Audit Committee Charter
page 2

* Because all Fund assets and cash management are held by or performed under third party contractual arrangements, the Audit Committee has responsibility to review and assure the full board that such arrangements properly provide audit opportunity to ensure accurate, timely financial reporting.

* The Audit Committee is responsible for reviewing financial statements contained in the annual and other periodic reports to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the annual financial statements.

* The Audit Committee should keep apprised of the data processing procedures and programs.

* The Audit Committee should keep apprised of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.